UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  March 19, 2026

Commission File Number	Registrant; State of Incorporation; Address and Telephone Number			IRS Employer Identification No.

1-11459	PPL Corporation			23-2758192
(Exact name of Registrant as specified in its charter)
Pennsylvania
645 Hamilton Street
	Allentown,	PA	18101
	(610)	774-5151

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol:	Name of each exchange on which registered
Common Stock of PPL Corporation	PPL	New York Stock Exchange

Junior Subordinated Notes of PPL Capital Funding, Inc.
2007 Series A due 2067	PPL/67	New York Stock Exchange

Corporate Units of PPL Corporation	PPLC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 8 - Other Events

Item 8.01 Other Events

On March 19, 2026, the Federal Energy Regulatory Commission ("FERC") issued Opinion No. 594, addressing several longstanding complaints commencing with Coakley v. Bangor Hydro-Elec. Co., EL11-66-001, et al. (the "Order") regarding the return on equity ("ROE") for New England transmission owners ("NETOs") under the ISO New England tariff. Pursuant to the Order, the FERC adopted a new methodology for determining ROE and set NETOs' base ROE at 9.57%, with a maximum including incentives not to exceed 12.09%, retroactive to October 16, 2014. The FERC also ordered refunds with interest for certain periods affected by the decision.

The order affects Rhode Island Energy ("RIE"), a wholly-owned subsidiary of PPL Corporation ("PPL" or the "Company"). PPL and RIE are evaluating next steps, including coordinating with the other NETOs, which may include an appeal of the Order. PPL does not expect the Order's potentially relevant components to have a material impact on its operations or financial condition. The Company reaffirms its projected 2026 forecast range of $1.90 to $1.98 per share and annual earnings per share growth target of 6% to 8% with compound annual growth expected to be near the top end of the targeted range through at least 2029.

Cautionary Statement on Forward-Looking Statements

Statements contained in this Current Report on Form 8-K, including statements about beliefs, expectations, estimates, future plans, regulation, strategy and performance of PPL Corporation, are "forward-looking statements" within the meaning of the federal securities laws. These forward-looking statements reflect our current views with respect to future events and are based on numerous assumptions and assessments made by us in light of our experience and perception of historical trends, current conditions, business strategies, operating environments, future developments and other factors that we believe are relevant. Although PPL Corporation believes that the expectations and assumptions reflected in these forward-looking statements are reasonable, these expectations, assumptions and statements are subject to a number of risks and uncertainties, and actual results may differ materially from the results discussed in the statements. In addition to the risk that these assumptions prove to be inaccurate, factors that could cause actual results to differ materially from those contemplated by the forward-looking statements include factors disclosed in our filings with the U.S. Securities and Exchange Commission, including our Annual Report on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. PPL Corporation undertakes no obligation to publicly update or revise any forward-looking statements, whether due to new information, future events or otherwise, except to the extent required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PPL CORPORATION

By:	/s/ Marlene C. Beers
Marlene C. Beers Vice President and Controller

Dated:  March 24, 2026